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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2009

Oglethorpe Power Corporation
(An Electric Membership Corporation)
(Exact name of registrant as specified in its charter)

GEORGIA (State or other jurisdiction of incorporation)	333-159338 (Commission File Number)	58-1211925 (I.R.S. Employer Identification No.)
2100 East Exchange Place Tucker, Georgia (Address of principal executive offices)		30084-5336 (Zip Code)

Registrant's telephone number, including area code: (770) 270-7600

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

        As previously discussed in the SEC filings of Oglethorpe Power Corporation (An Electric Membership Corporation) ("Oglethorpe"), Oglethorpe became obligated to provide replacement credit enhancement in connection with six long-term lease transactions that it had previously entered into relating to its undivided interest in the Rocky Mountain Pumped Storage Hydroelectric Facility as a result of recent credit rating downgrades of AMBAC Indemnity Corporation, now known as AMBAC Assurance Corporation ("AMBAC"). As discussed in Oglethorpe's Form 8-K dated May 22, 2009 and its 10-Q for the quarter ended June 30, 2009, on May 22, 2009, Oglethorpe satisfied its obligation to provide replacement credit enhancement with respect to five of the six long-term lease transactions by entering into an agreement with Berkshire Hathaway Assurance Corporation ("Berkshire"), pursuant to which Berkshire provides supplemental credit enhancement to the credit enhancement currently provided by AMBAC.

        On August 19, 2009, Oglethorpe entered into an additional agreement with Berkshire to provide supplemental credit enhancement to the credit enhancement currently provided by AMBAC with respect to the sixth long-term lease transaction. As a result, Oglethorpe's obligation to provide replacement credit enhancement with respect to all six of the long-term lease transactions has now been satisfied.

        If Berkshire is downgraded below AA by S&P and Aa2 by Moody's, Oglethorpe will be obligated to replace, within 60 days of becoming aware of such fact, the Berkshire surety bonds for all six of the long-term lease transactions with other qualified credit enhancement. With regard to the sixth long-term lease transaction only, Oglethorpe has an obligation to replace the Berkshire surety bonds with other qualified credit enhancement if (i) federal legislation is enacted which imposes a tax on reimbursement payments that may be owed to Berkshire by either Oglethorpe or AMBAC under such lease transaction, and (ii) Berkshire elects to terminate its surety bonds. In the last two months, legislation of the type referred to above has been introduced into each of the House of Representatives and the Senate. If this or similar legislation is enacted, Berkshire would have a right to terminate its surety bonds in the sixth long-term lease transaction but not any of the other five lease transactions. This would in turn trigger Oglethorpe's obligation to provide replacement credit enhancement within 60 days for the sixth lease transaction. The enactment of such legislation would make it difficult for Oglethorpe to find other qualified credit enhancement.

        The material agreements entered into in connection with the supplemental credit enhancement transaction discussed above are listed as Exhibits 10.1 to 10.8.

        The information contained in this Form 8-K contains forward-looking statements, including certain plans and expectations, which are subject to numerous assumptions, risks, and uncertainties. All forward-looking statements included in this Form 8-K are based on information available at the time of the report. Oglethorpe assumes no obligation to update any forward-looking statement.

Item 9.01    Financial Statements and Exhibits

        (a)   Not applicable.

        (b)   Not applicable

        (c)   Exhibits

Exhibit No.	Description
10.1	Amendment No. 2 to Participation Agreement (N5), dated as of August 19, 2009, by and among Oglethorpe, Rocky Mountain Leasing Corporation, U.S. Bank National Association, as Owner Trustee, U.S. Bank National Association, as Co-Trustee, NationsBanc Leasing & R.E. Corporation, as Owner Participant, and Utrecht-America Finance Co., as Lender. (Substantially identical to the Amendment No. 2 to Participation Agreement (P1) filed as Exhibit 10.1 to Oglethorpe's Form 8-K dated May 22, 2009.)
10.2
Amendment No. 1 to Deed to Secure Debt, Assignment of Surety Bond and Security Agreement (N5), dated as of August 19, 2009, by and between Rocky Mountain Leasing Corporation and U.S. Bank National Association, as Co-Trustee. (Substantially identical to the Amendment No. 1 to Deed to Secure Debt, Assignment of Surety Bond and Security Agreement (P1) filed as Exhibit 10.2 to Oglethorpe's Form 8-K dated May 22, 2009.)
10.3
Amendment No. 1 to Subordinated Deed to Secure Debt and Security Agreement (N5), dated as of August 19, 2009, by and among Oglethorpe, U.S. Bank National Association, as Co-Trustee, and Ambac Assurance Corporation. (Substantially identical to the Amendment No. 1 to Subordinated Deed to Secure Debt and Security Agreement (P1) filed as Exhibit 10.3 to Oglethorpe's Form 8-K dated May 22, 2009.)
10.4
Amendment No. 1 to Head Lease Agreement (N5), dated as of August 19, 2009, by and between Oglethorpe and U.S. Bank National Association, as Co-Trustee. (Substantially identical to the Amendment No. 1 to Head Lease Agreement (P1) filed as Exhibit 10.4 to Oglethorpe's Form 8-K dated May 22, 2009.)
10.5
Amendment No. 1 to Facility Lease Agreement (N5), dated as of August 19, 2009, by and between U.S. Bank National Association, as Co-Trustee, and Rocky Mountain Leasing Corporation. (Substantially identical to the Amendment No. 1 to Facility Lease Agreement (P1) filed as Exhibit 10.5 to Oglethorpe's Form 8-K dated May 22, 2009.)
10.6
Amendment No. 1 to Facility Sublease Agreement (N5), dated as of August 19, 2009, by and between Oglethorpe and Rocky Mountain Leasing Corporation. (Substantially identical to the Amendment No. 1 to Facility Sublease Agreement (P1) filed as Exhibit 10.6 to Oglethorpe's Form 8-K dated May 22, 2009.)
10.7
Surety Bond Implementation Agreement (N5), dated as of August 19, 2009, by and among Oglethorpe, Rocky Mountain Leasing Corporation, NationsBanc Leasing & R.E. Corporation, as Owner Participant, U.S. Bank National Association, as Owner Trustee, U.S. Bank National Association, as Co-Trustee, Ambac Assurance Corporation and Berkshire Hathaway Assurance Corporation. (Substantially identical to the Surety Bond Implementation Agreement (P1) filed as Exhibit 10.7 to Oglethorpe's Form 8-K dated May 22, 2009.)
10.8
Berkshire Guaranty Agreement (N5), dated as of August 19, 2009, by and between Oglethorpe and Berkshire Hathaway Assurance Corporation. (Substantially identical to the Berkshire Guaranty Agreement (P1) filed as Exhibit 10.8 to Oglethorpe's Form 8-K dated May 22, 2009.)

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION)
Date: August 21, 2009	By:	/s/ THOMAS A. SMITH Thomas A. Smith President and Chief Executive Officer

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  Item 1.01 Entry into a Material Definitive Agreement.
  Item 9.01 Financial Statements and Exhibits
SIGNATURES